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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 11, 2001


         FLEET HOME EQUITY LOAN, LLC, (as depositor under the Sale and
                Servicing Agreement, dated as of May 5, 2001, which forms
                     Fleet Home Equity Loan Trust 2001-1)

                          FLEET HOME EQUITY LOAN, LLC
            (Exact name of registrant as specified in its charter)

            Delaware                333-53662                 04-3544150
(State or Other Jurisdiction of    (Commission            (I.R.S. Employer
         Incorporation)            File Number)          Identification No.)

                              100 Federal Street
                          Boston, Massachusetts 02110
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                  (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (617) 434-2200
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ITEM 5. OTHER EVENTS.
----    ------------

     The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000 that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to Fleet Home Equity Loan Trust 2001-1, Home Equity Loan Asset-Backed Certificates, Series 2001-1, is attached hereto as Exhibit 23.1.

     The audited financial statements of FGIC as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 1999 are attached hereto as Exhibit 99.1.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----    -----------------------------------------

         INFORMATION AND EXHIBITS.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of KPMG LLP

         99.1 Audited Financial Statements of FGIC as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FLEET HOME EQUITY LOAN, LLC



                                               By: /s/ Jeffrey A. Lipson
                                                   ---------------------
                                                   Name:  Jeffrey A. Lipson
                                                   Title:    Vice-President



Dated:  May 11, 2001



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EXHIBIT INDEX

Exhibit           Description

23.1    Consent of KPMG LLP

99.1 Audited Financial Statements of FGIC as of December 31, 2000 and 1999, and for each of the years in the three-year period ended
        December 31, 2000



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